Exhibit 99.2
March 12, 2025 Nabors Industries Transformational Value Creation

N A B O R S . C O M We often discuss expectations regarding our future markets, demand for our products and services, and our performance in our annual, quarterly, and current reports, press releases, and other written and oral statements. Such statements, including statements in this document that relate to matters that are not historical facts, are “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the U.S. Securities Act of 1933 and Section 21E of the U.S. Securities Exchange Act of 1934. These “forward-looking statements” are based on our analysis of currently available competitive, financial and economic data and our operating plans. They are inherently uncertain, and investors should recognize that events and actual results could turn out to be significantly different from our expectations. Factors to consider when evaluating these forward-looking statements include, but are not limited to: • geopolitical events, pandemics and other macro-events and their respective and collective impact on our operations as well as oil and gas markets and prices; • fluctuations and volatility in worldwide prices of and demand for oil and natural gas; • fluctuations in levels of oil and natural gas exploration and development activities; • fluctuations in the demand for our services; • competitive and technological changes and other developments in the oil and gas and oilfield services industries; • our ability to renew customer contracts in order to maintain competitiveness; • the existence of operating risks inherent in the oil and gas and oilfield services industries; • the possibility of the loss of one or a number of our large customers; • the amount and nature of our future capital expenditures and how we expect to fund our capital expenditures; • the occurrence of cybersecurity incidents, attacks and other breaches to our information technology systems; • the impact of long-term indebtedness and other financial commitments on our financial and operating flexibility; • our access to and the cost of capital, including the impact of a further downgrade in our credit rating, covenant restrictions, availability under our revolving credit facility, and future issuances of debt or equity securities and the global interest rate environment; • our dependence on our operating subsidiaries and investments to meet our financial obligations; • our ability to retain skilled employees; • our ability to complete, and realize the expected benefits of, strategic transactions, such as our acquisition of Parker Drilling Company (“Parker”); • changes in tax laws and the possibility of changes in other laws and regulation; • the possibility of political or economic instability, civil disturbance, war or acts of terrorism in any of the countries in which we do business; • global views on and the regulatory environment related to energy transition and our ability to implement our energy transition initiatives; • potential long-lived asset impairments • the possibility of changes to U.S. trade policies and regulations including the imposition of trade embargoes, sanctions or tariffs; • general economic conditions, including the capital and credit markets; • potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; Forward-Looking Statements NABORS INDUSTRIES 2 • our ability to retain key personnel of Nabors and Parker; • the significant costs required to integrate Parker's operations with our own; • effects of the business combination, including the combined company's future financial condition, results of operations, strategy and plans. • our ability to successfully integrate Parker’s business with our own and to realize the expected benefits of the merger with Parker, including expected synergies; and • the combined company's ability to utilize NOLs. Our businesses depend, to a large degree, on the level of spending by oil and gas companies for exploration, development and production activities. Therefore, sustained lower oil or natural gas prices that have a material impact on exploration, development or production activities could also materially affect our financial position, results of operations and cash flows. The above description of risks and uncertainties is by no means all-inclusive but is designed to highlight what we believe are important factors to consider. For a discussion of these factors and other risks and uncertainties, please refer to our filings with the Securities and Exchange Commission ("SEC"), including those contained in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, which are available at the SEC's website at www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. Non-GAAP Financial Measures This presentation refers to certain “non-GAAP” financial measures, such as adjusted EBITDA, net debt, adjusted gross margin and adjusted free cash flow. The components of these non-GAAP measures are computed by using amounts that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Other companies in our industry may compute these metrics differently. These measures have limitations and should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. We do not provide a forward-looking reconciliation of our outlook for adjusted EBITDA (or other forward-looking non-GAAP financial numbers) as the amounts and significance of items required to develop meaningful comparable GAAP financial measures cannot be estimated at this time without unreasonable efforts. Potential Adjusted EBITDA and Adjusted Free Cash Flow and Expected Synergies This information includes information regarding targeted adjusted EBITDA, targeted adjusted Free Cash Flow and expected merger synergies. Many factors including those unrelated to the Company, in particular, or industry, in general, could cause ultimate results to vary, sometimes significantly, from management’s targets and expectations. Aa a result, no assurance can be given that we will be able to achieve such targets and/or expectations.

Strong Drivers of Value Generation

Parker Wellbore

Nabors completes acquisition of Parker Wellbore

- Adds Quail Tools, industry's premier tubular rental franchise
- Adds scale to Nabors Drilling Solutions and Drilling businesses
- Immediately accretive to adjusted free cash flow

SANAD (Saudi Arabia Nabors Drilling)

Large-scale drilling operation with unique growth trajectory and potential for value creation

- 2025 adjusted EBITDA forecast of ~$300 million
- Adding five newbuild rigs per year thru ~2032
- Adjusted free cash flow crossover expected with the deployment of the 29th rig in late 2027
- Growth funded with operating cash flow and cash on-hand with no funding anticipated from partners

Robust Businesses Beyond SANAD

In 2024, Nabors generated ~$81 million adjusted free cash flow* in legal entities outside SANAD (SANAD used $52 million)

- Positive contribution from all segments: International Drilling (outside SANAD), U.S. Drilling, Drilling Solutions and Rig Technologies
- After ~$200 million in interest payments and a working capital increase

Unlocking Value from the Portfolio

Sum-of-the-parts analysis using peer multiples implies significant valuation uplift relative to Nabors' current enterprise value

- Applying peer multiples to each of Nabors segments implies a total company EV/EBITDA multiple of 6.0-6.5x and an implied enterprise value of $5.4 billion

*See reconciliation in appendix

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N A B O R S . C O M Parker Wellbore Acquisition 4

Nabors Industries and Parker Wellbore

Addition of Parker Wellbore Drives Significant Benefits

- **Expands Nabors Drilling Solutions (NDS)**
- **Adds Quail Tools to NDS portfolio**
- **Enhances scale with growing franchise**
- **Strengthens international presence**
- **Incremental adjusted FCF and improves leverage metrics**

Estimating ~$40 million of synergies in 2025
Run-rate adjusted EBITDA plus synergies of $190 million
Adjusted EBITDA less CAPEX of $110 million

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N A B O R S . C O M Drilling 36% › 10 land: 8 Int’l (4 contracted) and 2 Alaska (2 working) › 7 barge: 6 U.S. (1 contracted) and 1 Caspian (contracted) OWNED RIGS OPERATIONS AND MANAGEMENT SERVICES 2024 ACTUAL REVENUE › ExxonMobil Hibernia (Canada) › Cenovus West White Rose (Canada) › Hilcorp (Alaska) Casing and Tubular Running 14% › Onshore and Offshore 2024 ACTUAL REVENUE › #1 in Saudi Arabia › #1 in United Arab Emirates U.S. AND INTERNATIONAL Parker Brings Impactful Operations to Nabors Nabors Industries and Parker Wellbore 6 Surface and Tubular Rentals 51% › Quail #1 in U.S. drill pipe rental › Scaling in major International markets 2024 ACTUAL REVENUE

Nabors Industries and Parker Wellbore

The Transaction

Transaction Structure and Purchase Price

- Nabors acquires Parker Wellbore:
  - 4.8 million shares of Nabors common stock subject to certain adjustments
  - Approximately $100 million of net debt
- Normalized full-year 2025E adjusted EBITDA of ~$190 million including $40 million in synergies
- Immediately accretive to adjusted free cash flow per share

Acquisition Rationale

- Advances Nabors long-term strategy
- Adds Quail Tools, industry's premier tubular rental franchise
- Expands Nabors Drilling Solutions meaningfully
- Adds profitable growth and scale
- Accretive to valuation and leverage metrics
- Relatively low execution risk

Executing on Integration

- Realizing cost synergies and identifying additional opportunities
- Identifying commercial synergies that create value for customers
- Aligning Parker operations with Nabors segments
- Strengthening our organization with new talent
- Adopting best practices from both companies

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Nabors Industries and Parker Wellbore

Projected 2025 Annualized Contributions from Parker

Market Outlook and Parker Contribution:

- Growth in lateral lengths in the Lower-48 rig market increases demand for Parker's drill pipe
- Alaska and Offshore on balance stable
- Drilling activity ramps in India, UAE, Norway and Saudi Arabia
- Parker Annualized EBITDA of $190 million, including synergies and $110 million after CAPEX

Note: Parker projections are for their full calendar year 2025. The adjusted EBITDA attributed to Nabors in 2025 will be a lower amount.

Nabors Segments	Adj. EBITDA Impact
U.S. Drilling	Adjusted EBITDA of ~$16 million
International Drilling	Adjusted EBITDA of ~$12 million
Drilling Solutions	Adjusted EBITDA of ~$170 million
Rig Technologies	No impact
Corporate	Less: Overhead of ~$48 million
Synergies	~$40 million
CAPEX	~$80 million

Represents management targets. Many factors, including those unrelated to either Nabors or Parker, in particular, or industry, in general, could cause results to vary from these projections, potentially significantly. No assurance can be given that Parker will increase adjusted EBITDA as projected herein.

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N A B O R S . C O M SANAD Saudi Aramco Nabors Drilling 9

SANAD

SANAD (Saudi Aramco Nabors Drilling)

Overview

- SANAD is a 50/50 joint venture between Saudi Aramco and Nabors Industries
- A flagship project strategically established as part of the Kingdom's industrial expansion and job creation efforts
- Agreement to deploy and operate 50 locally sourced newly constructed land rigs over a 10-year period, following annual contract awards by Saudi Aramco
- Each newbuild supported by a 6-year, fixed-rate contract providing full return on capital in 5 years, with an additional 4-year extension

Key Facts

- Fully funded internally with initial capital and cash flow generation from legacy and new build rigs
- 2025 adjusted EBITDA of $300 million expected to grow ~$60 million per year from newbuilds
- SANAD is fully consolidated in Nabors financial statements
- Agreed mechanism to distribute future excess cash to partners as illustrated on slide 13

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SANAD

SANAD Operating Rig Fleet

SANAD Saudi Aramco Nabors Drilling

50 rigs operating as of 3/11/25

Owned Rigs

15 RIGS
OPERATING FLEET

- Wholly-owned by SANAD
- 10 Contributed by Nabors at inception
- 5 Contributed by Saudi Aramco at inception

Newbuild Rigs

10 RIGS
OPERATING FLEET

- Wholly-owned by SANAD
- 5 rigs under construction for deployment in 2025 and early 2026
- Aramco and Nabors committed to deploy a total of 50 newbuild rigs over a 10-year period (5 rigs per year)
- Rigs benefit from attractive 6-year contracts with 4-year extensions

Leased Rigs

25 RIGS
OPERATING FLEET

- 28 rigs leased to SANAD from Nabors (25 operating, 3 suspended)
- Lease payments are paid from SANAD to Nabors
- The leased rigs generate significant cash flow in SANAD to help fund newbuild program
- SANAD crews, operates and maintains the leased rigs

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N A B O R S . C O M SANAD – Capitalization and Cash Flows SANAD ~$394 million ⟩ $20 million cash (equity) ⟩ 10 rigs and assets* SANAD Nabors Industries Saudi Aramco ⟩ 28 rigs 12 CONTRIBUTIONS THRU 2018 LEASED RIGS STARTING IN 2017 ~$70 million DISTRIBUTIONS IN 2021 AND 2022 ~$394 million ⟩ $20 million cash (equity) ⟩ 5 rigs and assets* ⟩ $247 million cash* CONTRIBUTIONS THRU 2018 ~$70 million DISTRIBUTIONS IN 2021 AND 2022 *Redeemable noncontrolling interest LEASE PAYMENTS

N A B O R S . C O M Saudi Arabia Drilling Operation - Cash Flows SANAD SANAD Nabors Industries Saudi Aramco 13 Revenue - Operating Expense - Lease Expense Adjusted Gross Margin - SG&A Adjusted EBITDA - Capital Expenses Working Cap and Cash Taxes Adjusted FCF Lease Payment Potential Future Distributions Potential Future Distributions

N A B O R S . C O M Newbuild Program Rationale SANAD ⟩ High-impact Growth Initiative in Saudi Arabia: A unique, large-scale expansion project in the premier global market ⟩ Strategic Partnership with Saudi Aramco: Collaborating with the world’s leading energy company ⟩ Solid Financial Returns: Recovery of invested capital within 5 years on a 6-year initial contract, plus a 4-year renewal mechanism ⟩ Clear Path to Adjusted Free Cash Flow: Projected crossover to positive adjusted free cash flow in late 2027 ⟩ Self-funded Growth: Capital expenses fully funded internally by SANAD cash generation and cash in hand ⟩ Significant Deployment Progress To-Date: 15 rigs awarded; 10 already operating, with 5 to be delivered in the next 12 months ⟩ Long-term Scale: A total of 50 rigs to be constructed and deployed over a 10-year period 14 $(200) $(100) $- $100 $200 $300 $400 $500 $600 $- $100 $200 $300 $400 $500 $600 $700 $800 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 SANAD Adjusted EBITDA SANAD Capex SANAD Adjusted EBITDA less Capex Adjusted EBITDA, Capex Adjusted EBITDA less Capex $0 Targeted Financial Results for SANAD Newbuilds Note: 2024 are actual values. Illustrations reflect the completion of the newbuild rig program through 2033, with the existing fleet at the end of 2024 remaining operational. SANAD capex includes newbuild and maintenance capex.

SANAD

Transformational Value Creation for Our Stockholders

Assumes:

- Multiple of 9.5x based on the average of listed MENA drillers: ADES, ADNOC Drilling and Arabian Drilling
- Maintain utilization of legacy fleet
- Saudi Aramco awards newbuild drilling rig contract in 5-rig tranches
- Manufacturing lead-time for each rig is ~10 months, with the tranches of 5 rigs being delivered progressively over 12 months
- Construction payments are milestone-based (5 milestones)

SANAD

Now

Implied Enterprise Value of $2.8 billion*

- Based on forecasted 2025 EBITDA of $300m and a 9.5x EV/EBITDA multiple
- **Nabors' 50% ownership equates to $1.4bn of enterprise value today**

At Estimated Cash Flow Crossover in Late 2027

Implied Enterprise Value of $4.4 billion*

- Based on projected forward 2028 EBITDA of $460m and a 9.5x EV/EBITDA multiple
- **Nabors' 50% ownership equates to $2.2bn of future enterprise value**

*Implied valuation is a calculation based on projected adjusted EBITDA and the trading multiple of certain of our competitors. There can be no assurance that our actual results will match the projections herein or that our valuation will track the implied valuation presented here.

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N A B O R S . C O M Robust Businesses Outside of SANAD 16

N A B O R S . C O M Nabors Generated Solid FCF in Legal Entities Outside SANAD Nabors Industries 17 ⟩ Before Parker impact, Nabors expects to generate ~$150 million adjusted FCF outside SANAD in 2025 ⟩ Cash flow in legal entities outside SANAD available for corporate uses and Nabors debt obligations ⟩ Before interest payments, Nabors legal entities outside SANAD are projected to generate ~$360 million in adjusted free cash flow in 2025 (ex/Parker) ⟩ 2025 includes capex of ~$715 million: SANAD newbuilds $360 million Sustaining $299 million International reactivations $56 million FCF ex-SANAD SANAD FCF FCF ex-SANAD SANAD FCF Series1 $81 $(52) $150 $(150) $(200) $(150) $(100) $(50) $- $50 $100 $150 $200 Adjusted Free Cash Flow (millions) Nabors Adjusted Free Cash Flow** SANAD FCF FCF ex-SANAD $150 ($150) SANAD FCF FCF ex-SANAD $81 ($52) *See reconciliation in appendix **Results exclude the impact of Parker 2024* 2025 Outlook

Nabors Industries

Projected Operational Cash Generation* for 2025

- Before Parker impact, total adjusted EBITDA less CAPEX for operations projected at ~$460 million in 2025, excluding SANAD
- Lower 48 market expected to be a significant contributor of cash flow generation despite the market environment
- Drilling Solutions projected to contribute ~25% of total operational cash flow
- International outside SANAD projected to generate positive cash flow while funding expansion in Kuwait/Argentina (combined reactivation CAPEX of $56 million)

Projected 2025 Full-Year Adjusted EBITDA less CAPEX, excluding SANAD


Rig Technologies
Drilling Solutions
Lower 48 Drilling
International outside SANAD
Alaska/ U.S. Offshore

*EBITDA less CAPEX
Note: Results exclude the impact of Parker

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N A B O R S . C O M Projected Gross Debt Reduction in 2025 Nabors Industries 19 (Millions) $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 Nabors 2025 Gross Debt Outlook $2,360 ⟩ Nabors expects to generate ~$150 million adjusted FCF outside SANAD excluding contribution from Parker ⟩ Parker’s cash at closing and estimated adjusted FCF generation in 2025 will be used to offset incremental debt from Parker ⟩ Nabors expects to refinance the Parker debt with a secured and guaranteed term loan at a reduced interest rate ⟩ Parker is expected to contribute $95 million in free cash flow to Nabors 2025 results $2,505 *Parker balance sheet cash net of Parker transaction costs **Parker projected adjusted free cash flow from closing date to year end 2025 $247 million targeted debt reduction after closing in 2025 $2,607

N A B O R S . C O M Shifting Valuation Towards Sum-of-the-Parts 20

Nabors Industries and Parker Wellbore

Nabors Earnings-Power Outlook

	Nabors	Parker Full Year*
Lower 48	Rig count between 62 and 64 Daily adjusted gross margin of ~$14,600	
Alaska and U.S. Offshore	Combined adjusted EBITDA down ~5%	Adjusted EBITDA of ~$16 million
International	Rig count between 88 and 89 Daily adjusted gross margin of ~$17,000	Adjusted EBITDA of ~$12 million
Drilling Solutions	Adjusted EBITDA of ~$140 million	Adjusted EBITDA of ~$170 million
Rig Technologies	Adjusted EBITDA of ~$30 million	
Corporate	Less: Overhead of ~$166 million	Less: Overhead of ~$48 million
Synergies		Savings of ~$40 million
Capital Expenses	Between $710 million and $720 million	~$80 million

*Parker numbers are full calendar year 2025 projections from January 1, 2025 to December 31, 2025

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Nabors Industries and Parker Wellbore

Nabors – SOTP Framework

	2025 PF Adj. EBITDA[1]	Peer Multiple[2]	EV at Midpoint
U.S. Drilling	~$410 million	4.0x – 4.5x	$1.7 billion
SANAD	~$300 million	9.0x – 10.0x	$1.4 billion[4]
International Drilling ex-SANAD	~$215 million	4.5x – 5.0x	$1.0 billion
Nabors Drilling Solutions	~$310 million	6.0x – 6.5x	$1.9 billion
Rig Technologies	~$30 million	5.0x	$0.2 billion
Corporate and Synergies	$180 million		($0.9) billion
Implied Enterprise Total	**~$1.1 billion**	**6.0x – 6.5x[3]**	**$5.4 billion[4]**
Est. Net Debt			$2.3 billion[4]
Implied Equity			**$3.1 billion**

(1) 2025 adjusted EBITDA includes Parker's estimated full calendar year 2025 pro forma adjusted EBITDA
(2) Competitor multiple ranges are based on certain relevant peers including: U.S. Drilling - HP, PTEN; SANAD - ADES, ADNOC, ADC; International ex-SANAD - ABRJ, HP; NDS - BKR, SLB, WFRD, XPRO; Rig Tech – FET, NOV. Multiple for Corporate and Synergies determined by allocating their adjusted EBITDA according to expected revenue in the business lines, with the exception of SANAD, and applying respective business line multiples to those allocations (Source: Bloomberg)
(3) Implied enterprise total multiple range reflects weighted average of individual segment multiples
(4) Nabors 50% share of SANAD enterprise value. Net Debt of $2.2 billion, including Parker, adjusted upwards for Saudi Aramco's share of SANAD cash

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N A B O R S . C O M Appendix 23

N A B O R S . C O M Valuation Metrics as of 12/31/2024 Nabors Industries 24 Cash and cash equivalents held outside of SANAD Less: Cash and cash equivalents held by SANAD Cash and cash equivalents, per Balance Sheet $ 160.3 In millions 229.4 389.7 CASH AND CASH EQUIVALENTS: (1) Note 13 in 2024 10-K (2) The sum of these equals $785.1 of RNCI as shown on Balance Sheet at 12/31/2024 (3) Common shares outstanding on 2/7/25 excluding 1,161,283 common shares held by our subsidiaries (1) SANAD RNCI and NCI Noncontrolling interest Mezzanine equity: Redeemable noncontrolling interest in subsidiary $ 722.8 269.5 453.3 SANAD: (1)(2) Net SPAC-related restricted cash and RNCI Mezzanine equity: Redeemable noncontrolling interest in subsidiary Asset: Restricted cash held in trust (NETC II SPAC’s funds) $ 0.0 331.8 331.8 NETC II SPAC: (2) Shares post-transaction Shares issued to Parker shareholders Before transaction 14,403,654 4,800,000 9,603,654 SHARES OUTSTANDING: (3)

N A B O R S . C O M Footnotes, Financial Definitions and Disclaimer 25

N A B O R S . C O M 26 Non-GAAP Definitions We do not provide a forward-looking reconciliation of our outlook for Segment Adjusted EBITDA, Segment Gross Margin or Adjusted Free Cash Flow, as the amount and significance of items required to develop meaningful comparable GAAP financial measures cannot be estimated at this time without unreasonable efforts. These special items could be meaningful Adjusted gross margin represents adjusted operating income (loss) plus general and administrative costs, research and engineering costs and depreciation and amortization. Adjusted EBITDA represents net income (loss) before income (loss) from discontinued operations, net of tax, income tax expense (benefit), investment income (loss), interest expense, other, net and depreciation and amortization. Adjusted EBITDA is a non-GAAP financial measure and should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. In addition, adjusted EBITDA excludes certain cash expenses that the Company is obligated to make. However, management evaluates the performance of its operating segments and the consolidated Company based on several criteria, including adjusted EBITDA and adjusted operating income (loss), because it believes that these financial measures accurately reflect the Company’s ongoing profitability and performance. Securities analysts and investors use this measure as one of the metrics on which they analyze the Company’s performance. Other companies in this industry may compute these measures differently. Adjusted Free Cash Flow (FCF) represents net cash provided by operating activities less cash used for capital expenditures, net of proceeds from sales of assets. Management believes that adjusted free cash flow is an important liquidity measure for the Company and that it is useful to investors and management as a measure of the Company’s ability to generate cash flow, after reinvesting in the company for future growth, that could be available for paying down debt or to return to shareholders through dividend payments or share repurchases. Adjusted free cash flow does not represent the residual cash flow available for discretionary expenditures. Adjusted free cash flow is a non-GAAP financial measure that should be considered in addition to, not as a substitute for or superior to, cash flow from operations reported in accordance with GAAP. Other companies in this industry may compute this measure differently. Net debt is computed by subtracting the sum of cash, cash equivalents and short-term investments from total debt. This non-GAAP measure has limitations and therefore should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. However, management evaluates the performance of its operating segments and the consolidated Company based on several criteria, including net debt, because it believes that this financial measure accurately measures the Company’s liquidity. In addition, securities analysts and investors use this measure as one of the metrics on which they analyze the Company’s performance. Other companies in this industry may compute this measure differently.

N A B O R S . C O M Year Ended (In thousands) December 31 2024 Net cash provided by operating activities 581,432 $ Add: Capital expenditures, net of proceeds from sales of assets (552,421) Adjusted free cash flow 29,011 $ Reconciliation of Adjusted Free Cash Flow to Net Cash Provided by Operating Activities NABORS INDUSTRIES 27 As of December 31, 2024 229,442 $ As of December 31, 2023 281,329 Change in SANAD's cash balances (51,887) $ Year Ended December 31 2024 Nabor's adjusted free cash flow 29,011 $ Less: Change in SANAD's cash balances (51,887) Nabors adjusted free cash outside of SANAD 80,898 $ Cash and cash equivalents per the condensed balance sheet of SANAD (included in footnotes): (1) (1) Represents the net change in SANAD’s cash balances during the year

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